                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

                     FORM 10-K ANNUAL REPORT FOR FISCAL 2000

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Goergen, Howard E. Rose, Richard T. Browning and Bruce D. Kreiger, and each of them, until July 31, 2000, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report of Blyth Industries, Inc. for the fiscal year ended January 31, 2000, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


      SIGNATURE                           TITLE                                                       DATE

      /s/ ROBERT B. GOERGEN               Chairman, Chief Executive Officer                 March 30, 2000
      ---------------------
          Robert B. Goergen                and President, Director
                                          (Principal Executive Officer)

     /s/ RICHARD T. BROWNING              Vice President and Chief                          March 30, 2000
     -----------------------
         Richard T. Browning              Financial Officer (Principal
                                          Financial and Accounting Officer)

     /s/ HOWARD E. ROSE                   Vice Chairman and Director                        March 30, 2000
     ------------------
         Howard E. Rose

     /s/ ROGER A. ANDERSON                Director                                          March 30, 2000
     ---------------------
         Roger A. Anderson

     /s/ JOHN W. BURKHART                 Director                                          March 30, 2000
     --------------------
         John W. Burkhart

     /s/ PAMELA M. GOERGEN                Director                                          March 30, 2000
     ---------------------
         Pamela M. Goergen

     /s/ NEAL I. GOLDMAN                  Director                                          March 30, 2000
     -------------------
         Neal I. Goldman

     /s/ ROGER H. MORLEY                  Director                                          March 30, 2000
     -------------------
         Roger H. Morley

     /s/ JOHN E. PRESCHLACK               Director                                          March 30, 2000
     ----------------------
         John E. Preschlack

     /s/ FREDERICK H. STEPHENS, JR.       Director                                          March 30, 2000
     ------------------------------
         Frederick H. Stephens, Jr.